UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SUNOPTA INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of SunOpta Inc. ("SunOpta" or the "Company") by Refresco, pursuant to an Arrangement Agreement, dated as of February 6, 2026, among SunOpta, Pegasus BidCo B.V. and 2786694 Alberta Ltd.:

(1) the form of letter of transmittal sent to registered holders of common shares of SunOpta beginning on March 18, 2026; and

(2) a press release issued by SunOpta on March 18, 2026.

THE CIRCULAR AND PROXY STATEMENT (AS DEFINED BELOW) AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. IF YOU HAVE ANY QUESTIONS OR REQUIRE MORE INFORMATION WITH REGARD TO THE PROCEDURES FOR COMPLETING, EXECUTING AND RETURNING THIS LETTER OF TRANSMITTAL, PLEASE CONTACT THE DEPOSITARY, TSX TRUST COMPANY, AT 1-866-600-5869 (TOLL-FREE WITHIN NORTH AMERICA) OR 416-342-1091 (OUTSIDE OF NORTH AMERICA) OR BY E-MAIL AT TSXTIS@TMX.COM.

COMPANY SHAREHOLDERS WHOSE COMMON SHARES ARE REGISTERED IN THE NAME OF AN INTERMEDIARY (SUCH AS A NOMINEE, BROKER, INVESTMENT DEALER, BANK, CUSTODIAN, TRUST COMPANY OR OTHER INTERMEDIARY) SHOULD NOT USE THIS LETTER OF TRANSMITTAL AND SHOULD CONTACT THAT INTERMEDIARY FOR INSTRUCTIONS AND ASSISTANCE IN DEPOSITING THOSE COMMON SHARES.

TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN.

LETTER OF TRANSMITTAL

To Accompany Certificate(s) or DRS Advice(s)

FOR REGISTERED HOLDERS OF
COMMON SHARES OF

SunOpta Inc.

This letter of transmittal (this "Letter of Transmittal") is for use by a registered holder ("Registered Holder") of common shares ("Common Shares") in the capital of SunOpta Inc. (the "Company") (other than Dissenting Shareholders in respect of Common Shares for which Dissent Rights are validly exercised and not withdrawn) in connection with the proposed arrangement under the Canada Business Corporations Act (the "Arrangement") involving the Company, Pegasus BidCo B.V. ("Parent") and 2786694 Alberta Ltd. ("Purchaser") to be effected pursuant to a plan of arrangement (the "Plan of Arrangement") as contemplated by the arrangement agreement dated February 6, 2026 among the Company, Parent and Purchaser (the "Arrangement Agreement") and pursuant to which, among other things, Purchaser will acquire all of the issued and outstanding Common Shares. Pursuant to the Arrangement, following the Effective Time, holders of Common Shares (other than Dissenting Shareholders in respect of Common Shares for which Dissent Rights are validly exercised and not withdrawn) will be entitled to receive, in accordance with the terms and conditions set forth in the Plan of Arrangement, US$6.50 in cash for each Common Share owned (the "Consideration"), less any applicable withholdings, as further described in the management information circular and proxy statement dated March 16, 2026 (the "Circular and Proxy Statement"), prepared in connection with the special meeting of holders of Common Shares and special shares in the capital of the Company to be held on April 16, 2026 at 10:00 a.m. (Eastern time) (as may be adjourned or postponed, the "Shareholder Meeting"), to consider, among other things, the Arrangement.

Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular and Proxy Statement. Copies of the Arrangement Agreement (including the Plan of Arrangement) and the Circular and Proxy Statement are available under the Company's profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

This Letter of Transmittal, properly completed and duly executed by Registered Holders of Common Shares (other than Dissenting Shareholders in respect of Common Shares for which Dissent Rights are validly exercised and not withdrawn), together with all other documents reasonably required by TSX Trust Company, as depositary (the "Depositary"), must accompany the original certificate(s) (the "Certificate(s)") or direct registration statement (DRS) advice(s) ("DRS Advice(s)"), as applicable, for the Common Shares deposited in connection with the Arrangement.

The Company, Parent and Purchaser will only implement the Arrangement when all of the conditions to closing have been satisfied and/or waived, including, but not limited to, the receipt of the Company Shareholder Approval at the Shareholder Meeting and the granting of the Final Order. Some of the conditions are beyond the control of the Company, Parent and/or Purchaser, and as a result, there can be no assurance that the Arrangement will be completed, nor can the exact timing of the implementation of the Arrangement be predicted with certainty. Company Shareholders should refer to the Circular and Proxy Statement for more information regarding the expected timing for completion and other information relating to the Arrangement. No payment of any Consideration will be made prior to the Effective Time.

Information about this Letter of Transmittal

This Letter of Transmittal is for use by Registered Holders (other than Dissenting Shareholders in respect of Common Shares for which Dissent Rights are validly exercised and not withdrawn) only and is not to be used by Beneficial Shareholders. Beneficial Shareholders, being those Company Shareholders whose Common Shares are registered in the name of an intermediary (such as a broker, investment dealer, bank, trust company, custodian, nominee or other nominee (each, an "Intermediary")), should NOT use this Letter of Transmittal and should contact that Intermediary for instructions and assistance in depositing those Common Shares for purposes of the Arrangement.

In order for this Letter of Transmittal to be validly completed, the undersigned is required to provide and complete all of the necessary information for each of the steps indicated below that are applicable to the Registered Holder or to any Beneficial Shareholder on whose behalf the undersigned holds Common Shares. The Depositary or your financial, legal, tax or other professional advisors can assist you in completing this Letter of Transmittal. Any Letter of Transmittal, once deposited with the Depositary, will be irrevocable and may not be withdrawn by a Registered Holder, unless the Arrangement is not completed and the Arrangement Agreement is terminated in accordance with its terms.

Registered Holders who do not forward to the Depositary a validly completed and duly executed Letter of Transmittal, together with the Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares (as defined below), and any other documents reasonably required by the Depositary in accordance with the instructions set forth in this Letter of Transmittal, will not receive the Consideration (less any applicable withholdings) to which they are entitled in respect of their Common Shares until such deposit is made and received by the Depositary and until the same is processed for payment or delivery, as applicable, by the Depositary.

In order to permit the timely delivery of the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time, it is recommended, but not required, that this Letter of Transmittal, together with the accompanying Certificate(s) or DRS Advice(s), as applicable, representing the Common Shares deposited herewith (the "Deposited Shares"), and any other documents reasonably required by the Depositary, be received by the Depositary at the offices specified on the back cover before the Effective Date. Do not send Certificate(s) and/or DRS Advice(s), as applicable, or this Letter of Transmittal to the Company, Parent or Purchaser. Registered Holders will still be entitled to receive the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time provided that this Letter of Transmittal, together with their Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares, and any other documents reasonably required by the Depositary, is received by the Depositary on or before the sixth (6th) anniversary of the Effective Date.

Whether or not Registered Holders forward their Certificate(s) or DRS Advice(s) and complete this Letter of Transmittal, from and after the Effective Time, all Certificate(s) or DRS Advice(s), as applicable, that represented the Common Shares immediately prior to the Effective Time will cease to represent any right or claim with respect to the Common Shares and will only represent the right to receive the Consideration (less any applicable withholdings or, in the case of any Dissenting Shareholder, the right to receive fair value for their Common Shares (less any applicable withholdings)) pursuant to and in accordance with the Interim Order and the provisions of Section 190 of the CBCA (as modified or supplemented by the Interim Order, the Plan of Arrangement and any other order of the Court). Under no circumstances will interest accrue or be paid by the Company, Parent, Purchaser, the Depositary or any other Person on the Consideration to holders of securities of the Company or other Persons depositing Certificate(s) or DRS Advice(s) representing Common Shares pursuant to the Plan of Arrangement, regardless of any delay in making any payment for the Common Shares. The Depositary will act as the agent of Persons who have deposited Common Shares pursuant to the Arrangement for the purpose of receiving and transmitting the Consideration to such Persons, and receipt of the Consideration by the Depositary will be deemed to constitute receipt of payment by Persons depositing Common Shares.

The Consideration is denominated and will be paid to the Depositary in U.S. dollars. However, a Registered Holder may, prior to 5:00 p.m. (Eastern time) on the Business Day prior to the Effective Date, elect to instead receive payment in Canadian dollars by completing the "Canadian Currency Election" in Box C below, in which case such Registered Holder will have acknowledged and agreed to the terms set out therein. The Depositary's currency exchange services will be used to convert payment of the Consideration that each such electing Registered Holder is entitled to receive into Canadian dollars. Registered Holders who wish to make such election must ensure that this Letter of Transmittal including such completed "Canadian Currency Election", together with the accompanying Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares is received by the Depositary at the offices specified on the back cover prior to 5:00 p.m. (Eastern time) on the Business Day prior to the Effective Date.

Each of the Company, Parent, Purchaser, the Depositary and any other applicable withholding agent shall be entitled to deduct and withhold from any amount otherwise payable to any Person under the Plan of Arrangement, such Taxes as are required to be deducted and withheld with respect to such payment under the Tax Act, the Code or any provision of any other Law. To the extent that amounts are so deducted and withheld and timely remitted to the proper Governmental Entity, such amounts shall be treated for all purposes under the Plan of Arrangement as having been paid to the Person in respect of which such deduction and withholding was made.

If you are a U.S. Shareholder within the meaning of clause (a) of the term as defined in Box D below, you must complete and deliver the applicable IRS Form(s) W-8 (together with any required attachments thereto). If you are a U.S. Shareholder within the meaning of clause (b) of the term as defined in Box D below, you must complete and deliver with this Letter of Transmittal the attached IRS Form W-9. See Instruction 8 below.

Please read the Circular and Proxy Statement and the instructions set out below carefully before completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than the addresses as set forth herein will not constitute a valid delivery. If Common Shares are registered in different names, a separate Letter of Transmittal must be submitted for each Registered Holder. See Instruction 5 below.

Please note that the delivery of this Letter of Transmittal, together with your Certificate(s) or DRS Advice(s), as applicable, representing Deposited Shares, and any other documents reasonably required by the Depositary, does not constitute a vote in favour of the Arrangement Resolution or any other matters to be considered at the Shareholder Meeting. To exercise your right to vote at the Shareholder Meeting, you must complete and return the form of proxy that accompanied the Circular and Proxy Statement in accordance with the instructions set out in the Circular and Proxy Statement and on the form of proxy. See the sections entitled "The Shareholder Meeting" and "General Proxy Matters" in the Circular and Proxy Statement.

REGISTERED HOLDERS WHO DO NOT DELIVER A PROPERLY COMPLETED LETTER OF TRANSMITTAL, THEIR CERTIFICATE(S) OR DRS ADVICE(S) REPRESENTING THEIR DEPOSITED SHARES AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE SIXTH (6TH) ANNIVERSARY OF THE EFFECTIVE DATE WILL FORFEIT THE CONSIDERATION IN RESPECT OF THEIR COMMON SHARES.

COMPANY SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE INCOME AND OTHER TAX CONSEQUENCES OF THE ARRANGEMENT. SEE THE SECTIONS ENTITLED "CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS" AND "CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES" IN THE CIRCULAR AND PROXY STATEMENT.

TO: SUNOPTA INC.

AND TO: 2786694 ALBERTA LTD.

AND TO: TSX TRUST COMPANY, as Depositary, at its offices set out herein.

In connection with the Arrangement being considered for approval at the Shareholder Meeting, upon the terms and subject to the conditions set forth in the Arrangement Agreement and the Plan of Arrangement and as described in the Circular and Proxy Statement, the undersigned hereby irrevocably delivers and surrenders to you the enclosed Certificate(s) or DRS Advice(s) representing Common Shares pursuant to the Arrangement, details of which are as follows: (Please print or type)

Certificate Number(s) or DRS Account Number(s)	Name and Address in which Common Shares are Registered (Please fill in exactly as name(s) appear(s) on Certificate(s) or DRS Advice(s))	Number of Common Shares Represented by Certificate(s) or DRS Advice(s)

TOTAL:

(If space is not sufficient, please attach a list in the above form to this Letter of Transmittal.)

☐	Some or all of my Certificates have been lost, stolen or destroyed. Please review Instruction 6 below for the procedure to replace lost or destroyed Certificates. (Check box if applicable.)

*	If Common Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different Registered Holder.

**	The total of the numbers filled in above must equal the total number of Common Shares represented by the Certificate(s) or DRS Advice(s) enclosed with this Letter of Transmittal.

It is understood that, upon receipt of this Letter of Transmittal validly completed and duly signed, together with the enclosed Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares, and any other documents reasonably required by the Depositary, and following the Effective Date, the Depositary will send to the undersigned, in accordance with the delivery instructions provided in Box A below, a cheque or cheques in respect of the Consideration that the undersigned is entitled to receive under the Plan of Arrangement (less any applicable withholdings), or hold such cheque(s) in respect of the Consideration for pick-up in accordance with the instructions set out below, except if the undersigned elects to receive such amount (less applicable wire fees) by way of wire transfer by checking the applicable box in Box A below (and properly completes the wire instructions in Box E below) or if such funds represent an amount in excess of C$25,000,000 (or its U.S. dollar equivalent), in which case the undersigned will receive their Consideration via wire transfer in accordance with the Lynx rules established by the Canadian Payments Association ("Lynx Rules"). The Depositary will reach out to each applicable Registered Holder in this regard in order to obtain the relevant wire information if such information is not included in Box E below.

IN CONNECTION WITH THE ARRANGEMENT AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Circular and Proxy Statement and in this Letter of Transmittal:

1. The undersigned hereby surrenders to Purchaser, effective as of the time provided for in the Plan of Arrangement and in accordance with the Plan of Arrangement, all of the right, title and interest of the undersigned in and to the Deposited Shares represented by the enclosed Certificate(s) and/or DRS Advice(s). The undersigned irrevocably appoints and constitutes the Depositary as the lawful attorney of the undersigned, with full power of substitution, to deliver the Certificate(s) and/or DRS Advice(s) pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books and records of the Company (such power of attorney being deemed to be an irrevocable power coupled with an interest).

2. The undersigned transmits and/or surrenders herewith the Certificate(s) or DRS Advice(s), as applicable, described above for cancellation as of the time provided for in the Plan of Arrangement and in accordance with the Plan of Arrangement.

3. The undersigned acknowledges receipt of the Circular and Proxy Statement and represents and warrants that:

(a) the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Shares and owns all rights and benefits arising from the Deposited Shares;

(b) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell and transfer the Deposited Shares;

(c) the undersigned is not a Dissenting Shareholder and has not filed a notice exercising its Dissent Rights;

(d) the undersigned will execute and deliver any additional documents necessary or desirable to complete the surrender of the Deposited Shares;

(e) at the time set out in the Plan of Arrangement, Purchaser will acquire good title to the Deposited Shares free and clear from all Liens and in accordance with the Plan of Arrangement;

(f) (i) is not a U.S. Shareholder (as such term is defined in Box D below), (ii) is a U.S. Shareholder within the meaning of clause (a) of the term as defined in Box D below and has completed and returned to the Depositary with this Letter of Transmittal applicable IRS Form(s) W-8 (and required attachments thereto), or (iii) is a U.S. Shareholder within the meaning of clause (b) of the term as defined in Box D below and has completed and returned to the Depositary with this Letter of Transmittal an IRS Form W-9;

(g) the Deposited Shares have not been, and will not be prior to the Effective Time, sold, assigned or transferred, nor has any agreement been entered into to, and no agreement will be entered into prior to the Effective Time, to sell, assign or transfer any such Deposited Shares to any other Person, except as contemplated by this Letter of Transmittal;

(h) when the aggregate Consideration to which the undersigned is entitled pursuant to the Plan of Arrangement, less any applicable withholdings, is paid, none of the Company, Parent, Purchaser or any affiliate or successor of such Persons will be subject to any adverse claim in respect of the Deposited Shares; and

(i) delivery of the Consideration in respect of the Deposited Shares will discharge any and all obligations of the Company, Parent, Purchaser and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

4. The undersigned represents and warrants that the surrender of the undersigned's Deposited Shares complies with applicable Laws and that the information provided herein is true, accurate and complete as of the date hereof.

5. The undersigned acknowledges that the covenants, representations and warranties of the undersigned contained herein will survive the completion of the Arrangement.

6. The undersigned acknowledges that none of the Company, Parent, Purchaser nor any of their respective directors, officers, advisors or representatives are responsible for the proper completion of this Letter of Transmittal.

7. The undersigned acknowledges that the delivery of the Deposited Shares will be effected and the risk of loss and title to such Deposited Shares will pass only upon proper receipt thereof by the Depositary.

8. The undersigned acknowledges that the Depositary will act as the agent of Persons, including the undersigned, who have deposited Common Shares pursuant to the Arrangement for the purpose of receiving and transmitting the Consideration to such Persons, and receipt of the Consideration by the Depositary will be deemed to constitute receipt of payment by Persons depositing Common Shares.

9. The undersigned revokes any and all authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares other than as granted in this Letter of Transmittal, except with respect to any proxy granted for use at the Shareholder Meeting or in any agreement entered into between the undersigned and Parent or Purchaser. Other than in connection with the Shareholder Meeting or in an agreement entered into between the undersigned and Parent or Purchaser, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares by or on behalf of the undersigned, unless the Deposited Shares are not taken up and paid for in connection with the Arrangement.

10. The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares effectively to Purchaser. The undersigned understands that by virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Deposited Shares deposited pursuant to the Plan of Arrangement will be determined by the Company and Purchaser in their sole discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on the Company, Parent, Purchaser, the Depositary or any other Person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.

11. The authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall survive the death, legal incapacity, bankruptcy or insolvency of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

12. The undersigned instructs the Depositary, upon the Arrangement becoming effective, to mail the cheque(s) representing payment of the aggregate Consideration payable in respect of the Deposited Shares, less applicable withholdings, by first class mail, postage prepaid, or to hold such cheque(s) for pick-up, in accordance with the instructions given below; except if the undersigned elects to receive such amount (less applicable wire fees) by way of wire transfer by checking the applicable box in Box A below (and properly completes the wire instructions in Box E below) or if such funds represent an amount in excess of C$25,000,000 (or its U.S. dollar equivalent), in which case the undersigned will receive their Consideration via wire transfer in accordance with the Lynx Rules. The Depositary will reach out to each applicable Registered Holder in this regard in order to obtain the relevant wire information if such information is not included in Box E below.

13. The undersigned acknowledges and agrees that the method of delivery of the Share Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares and all other required documents is at the election and risk of the undersigned. The undersigned acknowledges that there shall be no duty or obligation on the Company, Parent, Purchaser, the Depositary or any other Person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.

14. The undersigned acknowledges and agrees that if any Registered Holder does not deliver or shall have not delivered this Letter of Transmittal, together with the Certificate(s) and/or DRS Advice(s), as applicable, representing the Deposited Shares, and all other documents reasonably required by the Depositary, on or before the sixth (6th) anniversary of the Effective Date (the "Final Proscription Date"), then (a) the Certificate(s) and/or DRS Advice(s), as applicable, formerly representing such Common Shares shall cease to represent a claim by or interest of such Company Shareholder of any kind or nature and the right of the former holder to receive the applicable Consideration pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Purchaser or its successor for no consideration, (b) the Consideration that such former Registered Holder was entitled to receive shall be paid over by the Depositary to Purchaser or its successor or as directed by Purchaser or its successor, and (c) the Certificate(s) or DRS Advice(s), as applicable, formerly representing Common Shares shall cease to represent a right or claim of any kind or nature as of such Final Proscription Date.

15. The undersigned acknowledges and agrees that any payment made by way of cheque by the Depositary pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary on or before the Final Proscription Date, or that otherwise remains unclaimed on the Final Proscription Date, as applicable, and any right or claim to payment hereunder that remains outstanding on the Final Proscription Date, shall cease to represent a right or claim of any kind or nature and the right of the former holder of Common Shares to receive the Consideration pursuant to the Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to Purchaser or its successor for no consideration.

16. The undersigned acknowledges that each of the Company, Parent, Purchaser, the Depositary and any other applicable withholding agent shall be entitled to deduct and withhold from any amount otherwise payable to any Person under the Plan of Arrangement, such Taxes as are required to be deducted and withheld with respect to such payment under the Tax Act, the Code or any provision of any other Law. To the extent that amounts are so deducted and withheld and timely remitted to the proper Governmental Entity, such amounts shall be treated for all purposes under the Plan of Arrangement as having been paid to the Person in respect of which such deduction and withholding was made.

17. The undersigned acknowledges that the Company and/or Purchaser may be required to disclose personal information in respect of the undersigned and consents to disclosure of personal information in respect of the undersigned (a) to stock exchanges or securities regulatory authorities, (b) to the Depositary, (c) to any of the parties to the Arrangement, (d) to legal counsel to any of the parties to the Arrangement and (e) as otherwise required by applicable Law.

18. The undersigned acknowledges that it will not receive payment in respect of the Deposited Shares until the Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares owned by the undersigned are received by the Depositary, at the address set forth below, and any other documents reasonably required by the Depositary, and until the same are processed for payment by the Depositary. It is further acknowledged and understood that the undersigned shall not be entitled to receive any consideration with respect to the Deposited Shares other than the Consideration to which the undersigned is entitled in accordance with, and subject to completion of, the Arrangement and, for greater certainty, the undersigned will not be entitled to receive any interest, dividends, premium or other payment in connection with the Arrangement.

19. If the undersigned has elected hereunder to have the Consideration in respect of the Deposited Shares transmitted herewith paid in Canadian dollars, the undersigned acknowledges and agrees that any change to the currency exchange rates of the Canadian dollar or the U.S. dollar will be at the sole risk of the undersigned, and none of the Company, Parent, Purchaser nor the Depositary nor any of their respective affiliates and successors, are responsible for such currency exchange risk. In addition, the party effecting the exchange may earn a commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency.

Only Registered Shareholders (other than Dissenting Shareholders in respect of Common Shares for which Dissent Rights are validly exercised and not withdrawn) can receive Consideration from the Depositary in respect of their Common Shares by delivering a Letter of Transmittal to the Depositary. Beneficial Shareholders, being those Company Shareholders whose Common Shares are registered in the name of an Intermediary, should NOT use this Letter of Transmittal and should contact that Intermediary for instructions and assistance in depositing those Common Shares for purposes of the Arrangement.

The Certificate(s) or DRS Advice(s) described above, as applicable, is enclosed and the Registered Holder irrevocably deposits the Deposited Shares and, as applicable, the above-mentioned Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares pursuant to the Arrangement. The Registered Holder transmits the Deposited Shares and, as applicable, the Certificate(s) or DRS Advice(s) representing the Deposited Shares, each as described above, to be dealt with in accordance with this Letter of Transmittal.

This Letter of Transmittal will be construed in accordance with and governed by the Laws of the Province of Ontario and the federal laws of Canada applicable therein. The undersigned hereby irrevocably attorns and submits to the exclusive jurisdiction of the Ontario courts situated in the City of Toronto, and waives objection to the venue of any proceedings in such court or that such court provides an inconvenient forum.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned will be deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn up exclusively in the English language. En raison de l'usage d'une lettre d'envoi et formulaire d'élection en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l'arrangement et son acceptation par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A PAYMENT INSTRUCTIONS	BOX B SEND CHEQUE TO:
By default, your Consideration payment will be issued to your name as it appears on register of holders of Common Shares maintained by or on behalf of the Company. If you wish for your Consideration payment to be issued in another name, see Instruction 3 below	(To be completed ONLY if the Consideration cheque to which the undersigned is entitled pursuant to the Arrangement is to be sent to someone other than the Person shown in Box A or to an address other than the address shown in Box A.)

(NAME)	(NAME)

(STREET NUMBER & NAME)	(STREET NUMBER & NAME)

(CITY AND PROVINCE/STATE)	(CITY AND PROVINCE/STATE)

(COUNTRY AND POSTAL/ZIP CODE)	(COUNTRY AND POSTAL/ZIP CODE)

(TELEPHONE NUMBER (BUSINESS HOURS))	(TELEPHONE NUMBER (BUSINESS HOURS))

(SOCIAL INSURANCE/SECURITY NUMBER)	(SOCIAL INSURANCE/SECURITY NUMBER)

(IDENTIFICATION NUMBER) U.S. residents/citizens must provide their Taxpayer Identification Number
If the funds payable in cash exceed C$25,000,000 (or its U.S. dollar equivalent), they must be wired to you and the Depositary will contact you.

❏ MAIL CHEQUE TO THE ADDRESS ON RECORD (DEFAULT)

❏ MAIL CHEQUE TO A DIFFERENT ADDRESS (MUST COMPLETE BOX B)

❏ PAYMENT BY WIRE (MUST COMPLETE BOX E)

❏ HOLD CHEQUE FOR PICK-UP AT TSX TRUST COMPANY OFFICE AT 100 ADELAIDE ST, SUITE 301, TORONTO ON

SEE INSTRUCTION 9 BELOW FOR ADDITIONAL INFORMATION

BOX C CANADIAN CURRENCY ELECTION

UNLESS OTHERWISE ELECTED BELOW PRIOR TO 5:00 P.M. (EASTERN TIME) ON THE BUSINESS DAY PRIOR TO THE EFFECTIVE DATE, ALL CASH PAYMENTS WILL BE ISSUED IN U.S. DOLLARS.

 ❏ Issue my cash entitlement payment(s) in Canadian dollars

By electing to receive payment in Canadian dollars instead of U.S. dollars, the undersigned acknowledges and agrees that: (a) the exchange rate used to convert the payment(s) from U.S. dollars to Canadian dollars will be the rate established by TSX Trust Company, in its capacity as foreign exchange service provider to the Company, on the date that the funds are converted, which rates will be based on the prevailing market rates on such date; (b) the risks associated with the currency conversion from U.S. dollars to Canadian dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion, will be borne by the undersigned and none of the Company, Parent, Purchaser or TSX Trust Company nor any of their respective affiliates are responsible for any such matters; and (c) TSX Trust Company may earn a commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency.

BOX D RESIDENCY DECLARATION

ALL COMPANY SHAREHOLDERS ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.

The undersigned represents that the beneficial owner(s) of the Common Shares deposited herewith:

❏ is resident in Canada for purposes of the Tax Act or, if a partnership, is a “Canadian partnership” for purposes of the Tax

❏ is not resident in Canada for purposes of the Tax Act or, if a partnership, is not a “Canadian partnership” for purposes of the Tax Act.

❏ is a S. Shareholder.

A “U.S. Shareholder” is any Company Shareholder who is either: (a) a Person who is not a “U.S. person” for United States federal income tax purposes as defined in Instruction 8 below, but (i) whose address (as it appears on register of holders of Common Shares maintained by or on behalf of the Company) is located within the United States or any territory or possession thereof, or (ii) who provides an address in Box A or Box B above that is located within the United States or any territory or possession thereof, or (b) a “U.S. person” for United States federal income tax purposes as defined in Instruction 8 below. If you are a U.S. person or acting on behalf of a U.S. person, then in order to avoid backup withholding of U.S. federal income tax you must provide a complete IRS Form W-9 (enclosed) below certifying that the U.S. person is not subject to backup withholding or otherwise demonstrate that the U.S. person is exempt from backup withholding, as provided in the instructions (see Instruction 8 below). If you are a U.S. Shareholder as defined in (a) above, you must complete appropriate IRS Form(s) W-8 (together with any required attachments thereto) in order to avoid being subjected to U.S. backup withholding tax. The applicable IRS Form(s) W-8 and accompanying instructions can be found on the IRS website at https://www.irs.gov/forms-pubs/about-form-w-8.

COMPANY SHAREHOLDER SIGNATURE(S)

Signature guaranteed by	Dated:	, 20
(if required under Instruction 3 below)

Signature of Company Shareholder or authorized representative
Authorized Signature	(see Instructions 2 and 4 below)

Name of Guarantor (please print or type)	Address (please print or type)

Name of Shareholder (please print or type)
Address of Guarantor (please print or type)

Telephone Number

Name of authorized representative, if applicable
(please print or type)

IRS FORM W-9

(See attached.)

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership)..............................

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any)

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | Signature of U.S. person | Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);
2. Certify that you are not subject to backup withholding; or
3. Claim exemption from backup withholding if you are a U.S. exempt payee; and
4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and
5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441-1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;
2. You do not certify your TIN when required (see the instructions for Part II for details);
3. The IRS tells the requester that you furnished an incorrect TIN;
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or
5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1- An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2- The United States or any of its agencies or instrumentalities.

3-A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4-A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5-A corporation.

6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7-A futures commission merchant registered with the Commodity Futures Trading Commission.

8-A real estate investment trust.

9-An entity registered at all times during the tax year under the Investment Company Act of 1940.

10-A common trust fund operated by a bank under section 584(a).

11-A financial institution as defined under section 581.

12-A middleman known in the investment community as a nominee or custodian.

13-A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A-An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B-The United States or any of its agencies or instrumentalities.

C-A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D-A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E-A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F-A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G-A real estate investment trust.

H-A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I-A common trust fund as defined in section 584(a).

J-A bank as defined in section 581.

K-A broker.

L-A trust exempt from tax under section 664 or described in section 4947(a)(1).

M-A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

INSTRUCTIONS

1. Use and Delivery of Letter of Transmittal

In order to permit the timely delivery of the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time, it is recommended, but not required, that this Letter of Transmittal, together with the accompanying Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares, and any other documents reasonably required by the Depositary, be received by the Depositary at the offices specified on the back cover before the Effective Date. Registered Holders will still be entitled to receive the Consideration (less any applicable withholdings) in connection with the Arrangement following the Effective Time provided that this Letter of Transmittal, together with their Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares, and any other documents reasonably required by the Depositary, is received by the Depositary on or before the sixth (6th) anniversary of the Effective Date.

This Letter of Transmittal is for use by Registered Holders (other than Dissenting Shareholders in respect of Common Shares for which Dissent Rights are validly exercised and not withdrawn) only and is not to be used by Beneficial Shareholders. Do not send Certificate(s) and/or DRS Advice(s), as applicable, or this Letter of Transmittal to the Company, Parent or Purchaser. This Letter of Transmittal, together with the Share Certificate(s) and/or DRS Advice(s) representing the Deposited Shares, and any other documents reasonably required by the Depositary, must be received by the Depositary at the office on the back cover on or before the sixth (6th) anniversary of the Effective Date. Beneficial Shareholders, being those Company Shareholders whose Common Shares are registered in the name of an Intermediary, should NOT use this Letter of Transmittal and should contact that Intermediary for instructions and assistance in depositing those Common Shares for purposes of the Arrangement.

If Common Shares are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Manually signed copies of the Letter of Transmittal will be accepted by the Depositary.

The method used to deliver this Letter of Transmittal and any accompanying Certificate(s) and/or DRS Advice(s), as applicable, representing Common Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary at its office in Toronto. The Company, Parent and Purchaser recommend that the necessary documentation be hand delivered to the Depositary at its office specified below, and that a receipt be obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended.

2. Signatures

This Letter of Transmittal must be filled in and executed by the Registered Holder described above or by such Registered Holder's duly authorized representative (in accordance with Instruction 4 below).

(a) If this Letter of Transmittal is executed by the Registered Holder(s) of the accompanying Certificate(s) or DRS Advice(s), as applicable, representing Deposited Shares, such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of the Certificate(s) or DRS Advice(s), as applicable representing the Deposited Shares, without any change whatsoever, and the Certificate(s) or DRS Advices(s), as applicable, need not be endorsed. If such deposited Certificate(s) or DRS Advice(s) evidence Common Shares that are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b) If this Letter of Transmittal is executed by a Person other than the Registered Holder of the accompanying Certificate(s) or DRS Advice(s), as applicable, representing the Deposited Shares:

(i) such deposited Certificate(s) or the DRS Advice(s), as applicable, must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the Registered Holder(s);

(ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the Registered Holder(s) as registered or as appearing on the Certificate(s) or DRS Advice(s), as applicable, and must be guaranteed as noted in Instruction 3 below.

3. Guarantee of Signatures

If this Letter of Transmittal is executed by a Person other than the Registered Holder(s) of the Deposited Shares, or if Deposited Shares not purchased (for any reason) are to be returned to a Person other than such Registered Holder(s), or if the payment is to be issued in the name of a Person other than the Registered Holder of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An "Eligible Institution" means a Canadian Schedule I chartered bank, a member of the Securities Transfer Association Medallion Program (the "STAMP"), a member of the Stock Exchange Medallion Program (the "SEMP") or a member of the New York Stock Exchange Inc. Medallion Signature Program (the "MSP"). Members of the STAMP, the SEMP or the MSP are usually members of a recognized stock exchange in Canada or the United States, members of the Canadian Investment Regulatory Organization, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4. Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a Person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other Person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Any of the Company, Parent, Purchaser or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5. Miscellaneous

(a) If the space on this Letter of Transmittal is insufficient to list all Certificate(s) or DRS Advice(s), as applicable, representing Deposited Shares, additional Certificate(s) or DRS Advice(s) numbers, as applicable, and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b) For a correction of name or for a change in name which in either case does not involve a change in ownership, proceed as follows: (i) for a change of name by marriage, etc., the surrendered Certificate(s) representing Deposited Shares should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution; and (ii) for a correction in name, the surrendered Certificate(s) (if applicable) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed by an Eligible Institution.

(c) If Deposited Shares are registered in different forms (e.g., "John Doe" and "J. Doe") a separate Letter of Transmittal should be executed for each different registration.

(d) No alternative, conditional or contingent deposits will be accepted. All Registered Holders, by execution of this Letter of Transmittal, waive any right to receive any notice of acceptance of Deposited Shares for payment.

(e) The Arrangement Agreement and any other agreement entered into in connection with the Arrangement will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

(f) Additional copies of the Circular and Proxy Statement and this Letter of Transmittal may be obtained from the Depositary at its office listed below. Copies of the Circular and Proxy Statement and this Letter of Transmittal are also available under the Company's profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

(g) The Company, Parent and Purchaser reserve the right, if they so elect, in their absolute discretion, to instruct the Depositary to waive any and all errors, defects or irregularities contained in any Letter of Transmittal received by the Depositary. You agree that any determination made by the Company, Parent or Purchaser as to validity, form and eligibility and acceptance of the Deposited Shares will be final and binding. There shall be no duty or obligation of the Company, Parent, Purchaser or the Depositary to give notice of any defect or irregularity in any deposit and no liability will be incurred for failure to do so. The granting of a waiver to one or more Registered Holders does not constitute a waiver for any other Registered Holders.

(h) Before completing this Letter of Transmittal, you are urged to read the accompanying Circular and Proxy Statement and discuss any questions with financial, legal and/or tax advisors.

(i) All payments will be made in U.S. dollars unless you properly elect to receive payment in Canadian dollars by completing the "Canadian Currency Election" in Box C above, in which case you will have acknowledged and agreed to the terms set out therein. The Depositary's currency exchange services will be used to convert payment of the Consideration that you are entitled to receive. The exchange rate used will be the rate established by TSX Trust Company, in its capacity as foreign exchange service provider to the Company, on the date that the funds are converted, which rates will be based on the prevailing market rates on such date.

6. Lost, Stolen or Destroyed Certificates

If a Certificate has been lost, destroyed or stolen, this Letter of Transmittal should be completed as fully as possible and sent, together with a letter describing the loss, destruction or theft, to the Depositary. The Registered Holder will be required to submit certain documentation, including an affidavit of loss and a bond satisfactory to Purchaser and the Depositary (each acting reasonably) in such amount as Purchaser may direct, before payment for the Common Shares can be received by the Registered Holder. If a DRS Advice representing Common Shares has been lost, stolen or destroyed, the Registered Holder can request a copy of the DRS Advice by contacting TSX Trust Company at (416) 342-1091 or toll-free at 1-866-600-5869, with no bond indemnity required and such copy of the DRS Advice should be deposited with this Letter of Transmittal.

7. Return of Certificates

If the Arrangement does not proceed for any reason, the enclosed Certificate(s) and/or DRS Advice(s) representing the Deposited Shares and other relevant documents will be returned forthwith to the undersigned in accordance with the delivery instructions in this Letter of Transmittal, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the register of the Company maintained by TSX Trust Company, in its capacity as Canadian transfer agent and registrar of the Company.

8. U.S. Shareholders and Backup Withholding

The following does not constitute a summary of the tax consequences with respect to the disposition of Common Shares pursuant to the Arrangement. Registered Holders should review the Circular and Proxy Statement and consult their own tax advisors having regard to their own particular circumstances to determine the particular tax consequences to them of a disposition of Common Shares pursuant to the Arrangement.

In order to avoid "backup withholding" of United States federal income tax on payments made with respect to the disposition of Common Shares pursuant to the Arrangement, a Company Shareholder that is a U.S. Shareholder within the meaning of clause (b) of the term as defined in Box D above must generally provide the Person's correct taxpayer identification number ("TIN") on the IRS Form W-9 included herewith and certify, under penalties of perjury, that (a) such TIN is correct (or that such U.S. Shareholder is awaiting a TIN), (b) such U.S. Shareholder is not subject to backup withholding because (i) such U.S. Shareholder has not been notified by the IRS that such U.S. Shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, (ii) the IRS has notified such U.S. Shareholder that he, she or it is no longer subject to backup withholding, or (iii) such U.S. Shareholder is exempt from backup withholding, and (c) such U.S. Shareholder is a U.S. person (as defined below). The TIN for an individual United States citizen or resident is the individual's social security number. If the correct TIN is not provided or if any other information is not correctly provided, payments made with respect to the disposition of Common Shares may be subject to backup withholding at the applicable statutory rate (currently 24%).

For the purposes of this Letter of Transmittal, a "U.S. person" means: a beneficial owner of Common Shares that, for United States federal income tax purposes, is (a) an individual citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the Laws of the United States, any state thereof or the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States federal income tax purposes that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia.

Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of Persons subject to backup withholding will be reduced by the amount withheld. If backup withholding results in an overpayment of Taxes, a refund may be obtained provided that the required information is properly and timely furnished to the IRS.

Certain Persons (including, among others, corporations, certain "not-for-profit" organizations, and certain non-U.S. persons) are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt Registered Holder that is a U.S. person should complete the IRS Form W-9, including the "Exemptions" field in Box 4 on the IRS Form W-9. See the IRS Form W-9 Instructions for additional instructions. A Registered Holder should consult his, her or its tax advisor as to the Registered Holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If a U.S. person does not have a TIN, such U.S. person should: (a) consult the IRS Form W-9 Instructions for instructions as to how to apply for a TIN; (b) write "Applied For" in the space for the TIN in Part I of IRS Form W-9; and (c) sign and date the IRS Form W-9. The Depositary may withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. person who writes "Applied For" in Part I of IRS Form W-9 should furnish the Depositary with such U.S. person's TIN as soon as it is received. In such case, the Depositary may withhold a portion of the gross proceeds of any payment made to such U.S. person prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within 60 days, such amounts will be paid over to the IRS.

Failure to furnish TIN - If you fail to furnish your correct TIN, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

If a U.S. Shareholder is described in clause (a) of the term as defined in Box D above, such U.S. Shareholder will instead need to submit an appropriate and property completed IRS Form(s) W-8 (together with any required attachment(s) thereof), signed under penalty of perjury, to avoid U.S. federal backup withholding. Appropriate IRS Form(s) W-8 (W-8BEN, W-8BEN-E, W-8ECI or other applicable form) may be obtained from the Depositary upon request or at https://www.irs.gov/forms-pubs/about-form-w-8. Failure to provide the proper IRS Form(s) W-8 could result in backup withholding at the applicable statutory rate (currently 24%). All Registered Holders are urged to consult their tax advisors regarding the appropriate IRS Form W-8 (if any) to be provided by the Registered Holder, the appropriate completion of such form and the potential availability of any other exemption from backup withholding that may be applicable for the Registered Holder.

All Registered Holders are urged to consult their own tax advisors to determine which forms should be used and whether they are exempt from U.S. backup withholding and information reporting.

9. Payment Entitlement Pick-up Locations

The Depositary will mail the Consideration payable to such Registered Holder in accordance with the information provided in Box A or Box B above, as applicable, except if the undersigned elects to receive such amount (less applicable wire fees) by way of wire transfer by checking the applicable box in Box A above (and properly completes the wire instructions in Box E above) or if such funds represent an amount in excess of C$25,000,000 (or its U.S. dollar equivalent), in which case the undersigned will receive their Consideration via wire transfer in accordance with the Lynx Rules. The Depositary will reach out to each applicable Registered Holder in this regard in order to obtain the relevant wire information, if such information is not included in Box E above. If Box A above or, as applicable, Box B above, are not properly completed, any cheque(s) representing the Consideration will be issued in the name of the Registered Holder and mailed to the address of the Registered Holder as it appears on the register of the Company's transfer agent. Any cheque(s) representing the Consideration mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

Entitlements may be picked up at applicable TSX Trust Company office locations with counter services. Pick-up instructions must be selected in Box A above. Below is the applicable TSX Trust Company office location:

Toronto

100 Adelaide Street West Suite 301

Toronto, Ontario M5H 4H1

10. Privacy Notice

The Company Shareholder acknowledges that this Letter of Transmittal requires the Company Shareholder to provide certain personal information to the Company, Parent, Purchaser and the Depositary.

The Company, Parent, Purchaser and/or the Depositary are collecting such information for the purposes of completing the Arrangement, which includes, without limitation, determining the Company Shareholder's eligibility to receive the Consideration as set forth under the terms of the Arrangement. The Company Shareholder's personal information may be disclosed by or on behalf of the Company, Parent, Purchaser and/or the Depositary to:

(a) the Company, Parent, Purchaser and the Depositary;

(b) the CRA and/or the IRS; and

(c) any of the other parties involved in the Arrangement, including legal counsel.

By executing this Letter of Transmittal, the Company Shareholder is deemed to be consenting to the foregoing collection, use and disclosure of the Company Shareholder's personal information.

The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual's name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary has prepared a privacy code relating to information practices and privacy protection, which can be obtained by sending a written request to the Depositary at the following address: Chief Privacy Officer, TSX Trust Company, 301-100 Adelaide St. West, Toronto, Ontario, M5H 4H1. The Depositary will use the information provided on this form in order to process the Company Shareholder's request and will treat the Company Shareholder's signature(s) on this form as his, her or its consent to the above.

If you need assistance in completing this Letter of Transmittal, please contact TSX Trust Company at (416) 342-1091, toll-free in North America at 1 (866) 600-5869 or by email at tsxtis@tmx.com, or contact your professional advisor.

The Depositary is:

TSX TRUST COMPANY

By Registered Mail, Mail, Hand or Courier
100 Adelaide Street West, Suite 301
Toronto, Ontario M5H 4H1

Attention: Corporate Actions

North American Toll Free: 1-866-600-5869
Outside North America: 416-342-1091
Email: tsxtis@tmx.com

The proxy solicitation agent and shareholder communications advisor for the
Arrangement is:

North American Toll Free: 1-833-830-8285
Outside North America: 1-289-695-307
Email: assistance@investor.sodali.com

Any questions and requests for assistance or additional copies of the Circular and Proxy
Statement and this Letter of Transmittal may be directed to the Depositary at the telephone numbers, email and location set out above. Company Shareholders may also contact Sodali & Co, the Company's proxy solicitation agent and shareholder communications advisor, at the telephone numbers and email set out above, or their professional advisors for assistance concerning the Arrangement.

SunOpta Files Circular and Proxy Statement for Special Meeting of Voting Shareholders and
Announces Receipt of Interim Order

Board Recommends that Voting Shareholders vote FOR the Arrangement

Minneapolis, Minnesota, March 18, 2026 - SunOpta Inc. (Nasdaq: STKL) (TSX: SOY) ("SunOpta" or the "Company"), a North American supply chain solutions provider, is pleased to announce that it has filed and is mailing the management information circular and proxy statement (the "Circular and Proxy Statement") and related materials for the special meeting (the "Shareholder Meeting") of the holders (the "Common Shareholders") of common shares (the "Common Shares") and the holders of special shares (the "Special Shares"). The Shareholder Meeting is to be held virtually on April 16, 2026 at 10:00 a.m. (Eastern time). At the Shareholder Meeting, the Common Shareholders and the holders of the Special Shares, voting together as a single class (the "Voting Shareholders"), will be asked to approve the previously announced plan of arrangement under the Canada Business Corporations Act (the "Arrangement") pursuant to which an affiliate of Refresco Holding B.V. ("Refresco"), the leading independent beverage solutions provider for preeminent global and local beverage brands in North America, Europe, and Australia, will acquire all of the issued and outstanding Common Shares for US$6.50 per Common Share in cash (the "Consideration").

Unanimous Board Recommendation and Benefits of the Arrangement to Shareholders

The Arrangement was reviewed and overseen by a special committee of independent directors of the Company (the "Special Committee"). The board of directors of the Company (the "Board"), after consultation with its financial and legal advisors and careful consideration of various factors, and upon the unanimous recommendation of the Special Committee, unanimously determined that the Arrangement is fair to the Voting Shareholders and is in the best interests of the Company, and recommends that the Voting Shareholders vote in favor of the Arrangement at the Shareholder Meeting. The factors considered by the Board and the Special Committee are detailed in the Circular and Proxy Statement and include:

  Compelling Value: In light of the EBITDA multiple represented by the enterprise value of the Company implied by the Consideration payable under the Arrangement and the premium of such Consideration to the trading price of the Common Shares, the Special Committee and the Board believed that it was unlikely that the trading price of the Common Shares would, in the near to medium term, yield greater value to the Common Shareholders compared to the immediate and certain consideration to be received by them if the Arrangement is completed. The Consideration represented an enterprise value of the Company of approximately US$1.1 billion, a 44% premium to the Company's 20-trading-day volume weighted average price as of February 5, 2026, and an acquisition multiple of approximately 12.0x based on the center point of the Company's then-available adjusted EBITDA guidance for the fiscal year ended January 3, 2026 and approximately 10.8x based on the Company's projected adjusted EBITDA for the fiscal year ending January 2, 2027.

  Certainty of Value. The all-cash Consideration provides the Common Shareholders certainty of value and liquidity for their Common Shares, while eliminating the risks of executing on the Company's standalone long term business plans.

  Strategic Alternatives Review and Sale Process: The Board was engaged in an ongoing evaluation of strategic alternatives to maximize shareholder value over the long term, including management's standalone long-term business plans, and the Company's management team had been engaging third parties in connection with potential transformational acquisitions for almost a year and other strategic alternatives for more than a quarter prior to the announcement of the Arrangement. After Refresco presented its initial indication of interest to the Company, the Board retained Lazard Frères & Co. LLC to engage with Refresco to seek to maximize the price offered by Refresco and to identify and engage with other potential parties that could maximize the price Common Shareholders might receive as consideration in any such strategic alternative (as further described in the Circular and Proxy Statement). The Special Committee and the Board believed that, taking into account the perspectives provided by the Company's financial advisor and the Company's senior management, it was highly uncertain that another party would be able to execute a transaction at a value in excess of the value offered by Refresco and that the Consideration was the best value reasonably available to the Common Shareholders.

Additional information related to the benefits and related risks of the Arrangement is contained in the Circular and Proxy Statement.

Interim Order

The Company is pleased to also announce that on March 16, 2026, the interim order (the "Interim Order") was granted by the Ontario Superior Court of Justice (Commercial List) (the "Court") authorizing matters relating to the Arrangement, including the holding of the Shareholder Meeting and the mailing of the Circular and Proxy Statement. The Shareholder Meeting is to be held in accordance with the terms of the Interim Order.

Shareholder Meeting and Circular and Proxy Statement

The Shareholder Meeting will be held in virtual-only format on April 16, 2026 at 10:00 a.m. (Eastern time) via live audio webcast online at www.virtualshareholdermeeting.com/STKL2026SM. Voting Shareholders will not be able to attend the Shareholder Meeting in person, but registered and non-registered Voting Shareholders or their duly appointed proxyholders that join the webcast of the Shareholder Meeting will be able to participate, submit questions and vote at the Shareholder Meeting. Guests will be able to virtually attend and listen to the Shareholder Meeting but will not be able to vote or ask questions at the Shareholder Meeting.

The Board has fixed the close of business on March 10, 2026 as the record date for the determination of Voting Shareholders entitled to receive notice of, and vote at, the Shareholder Meeting.

Proxies and voting instruction forms must be received no later than the proxy cut-off of April 14, 2026 at 10:00 a.m. (Eastern time) or, in the case of any adjournment or postponement of the Shareholder Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the reconvened Shareholder Meeting. Non-registered Common Shareholders that hold Common Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary should carefully follow the instructions provided by their intermediary to ensure that their Common Shares are voted at the Shareholder Meeting in accordance with their voting instructions.

The Circular and Proxy Statement provides important information regarding the Arrangement and related matters, including the background to the Arrangement, the reasons for recommendation of the Board, voting procedures and how to virtually attend the Shareholder Meeting. Voting Shareholders are urged to read the Circular and Proxy Statement and its appendices carefully and in their entirety. The Circular and Proxy Statement is being mailed to Voting Shareholders in compliance with applicable laws and the Interim Order. The Circular and Proxy Statement is available on the Company's website at www.sunopta.com and under the Company's issuer profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

Shareholder Questions and Assistance

If you have any questions or need assistance in your consideration of the Arrangement or with the completion and delivery of your proxy, please contact the Company's shareholder communications advisor and proxy solicitation agent, Sodali & Co, by telephone at 1-833-830-8285 (North America) or 1-289-695-3075 (outside North America), or by email at assistance@investor.sodali.com. If you have any questions about depositing your Common Shares to the Arrangement, including with respect to completing the letter of transmittal, please contact TSX Trust Company, which is acting as depositary under the Arrangement, by telephone at 1-866-600-5859 (North America) or 1-416-342-1091 (outside North America), or by email at tsxtis@tmx.com. Voting Shareholders are reminded that proxies and voting instruction forms must be received no later than the proxy cut-off of April 14, 2026 at 10:00 a.m. (Eastern time).

The Board has unanimously determined that the Arrangement is fair to the Voting Shareholders and is in the best interests of the Company and recommends that the Voting Shareholders vote in favor of the Arrangement at the Shareholder Meeting.

About SunOpta

SunOpta (Nasdaq: STKL) (TSX: SOY) delivers customized supply chain solutions and innovation for top brands, retailers and foodservice providers across a broad portfolio of beverages, broths and better-for-you snacks. With over 50 years of expertise, SunOpta fuels customers' growth with high-quality, sustainability-forward solutions distributed through retail, club, foodservice and e-commerce channels across North America. For more information, visit www.sunopta.com or follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this press release concerning the Arrangement and the Shareholder Meeting, including any statements regarding the reasons for, and the anticipated benefits of, the Arrangement; the timing of various steps to be completed in connection with the Arrangement, including the anticipated date for the holding of the Shareholder Meeting; the timing and effects of the Arrangement; the solicitation of proxies by the Company and Sodali & Co, Company's shareholder communications advisor and proxy solicitation agent; and any other statements regarding SunOpta's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "probable," "project," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "would," "potential," "may," "might," "anticipate," "likely," "plan," "positioned," "strategy," and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, (1) risks related to the consummation of the Arrangement, including (a) the risks that approval of the Arrangement by the Voting Shareholders may not be obtained on the expected timeline, or at all, (b) the risks that the parties fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or fail to receive any required approvals or clearances under any other applicable antitrust laws, (c) the risk that any other condition to closing may not be satisfied, (d) the risk that the closing of the Arrangement might be delayed or not occur at all, (e) the possibility that SunOpta fails to obtain the final order in respect of the Arrangement from the Court on the expected timeline, or at all, (f) the risk that all or part of Refresco's financing may not become available, or (g) the possibility that the Arrangement may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (2) the risk that the anticipated timing of the holding of the Shareholder Meeting may not be possible or achieved; (3) the risk of any event, change or other circumstance that could give rise to the termination of that certain Arrangement Agreement dated as of February 6, 2026, among SunOpta, Pegasus BidCo B.V., a private company with limited liability incorporated under the laws of the Netherlands and 2786694 Alberta Ltd., a corporation formed under the laws of the Province of Alberta (the "Arrangement Agreement") and the effects that any termination of the Arrangement Agreement may have on SunOpta and its business, including the risk that the price of the Common Shares may decline significantly if the Arrangement is not completed, or the risk that the either Refresco or SunOpta may terminate the Arrangement Agreement and SunOpta may be required to pay a termination fee in accordance with the Arrangement Agreement  to Refresco; (4) the effects that the announcement or pendency of the Arrangement may have on SunOpta and its business, including the risks that as a result (a) SunOpta's business, operating results or share price may suffer, (b) SunOpta's current plans and operations may be disrupted, (c) SunOpta's ability to retain or recruit key employees may be adversely affected, (d) SunOpta's business relationships (including, customers and suppliers) may be adversely affected, or (e) SunOpta's management's or employees' attention may be diverted from other important matters; (5) the effect of limitations that the Arrangement Agreement places on SunOpta's ability to operate its business, return capital to shareholders or engage in alternative transactions; (6) the risk of any litigation relating to the Arrangement; (7) the risk of changes in governmental regulations or enforcement practices; and (8) the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement.

Additional factors that could cause results to differ materially from those described above can be found in the "Risk Factors" sections of SunOpta's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Qs, and other documents filed with the Securities and Exchange Commission and the Canadian Securities Administrators, copies of which can be found under SunOpta's profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SunOpta disclaims any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This press release is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to the Arrangement or otherwise, or an offer to sell or the solicitation of an offer to subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the Arrangement, SunOpta filed a notice of the Shareholder Meeting and the Circular and Proxy Statement on March 18, 2026, with the Securities and Exchange Commission on EDGAR at www.sec.gov, and with Canadian securities regulatory authorities under its profile on SEDAR+ at www.sedarplus.ca. Additionally, SunOpta has and will continue to file other relevant materials in connection with the Arrangement with applicable securities regulatory authorities. This press release is not a substitute for the Circular and Proxy Statement or for any other document that SunOpta may file with the Securities and Exchange Commission or Canadian securities regulatory authorities or send to SunOpta's shareholders in connection with the Arrangement. INVESTORS AND SECURITY HOLDERS OF SUNOPTA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE CIRCULAR AND PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY SUNOPTA WITH THE SECURITIES AND EXCHANGE COMMISSION OR CANADIAN SECURITIES REGULATORY AUTHORITIES, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SUNOPTA, THE ARRANGEMENT, THE RISKS RELATED THERETO AND RELATED MATTERS.

Shareholders of SunOpta may obtain free copies of the Circular and Proxy Statement, as may be amended from time to time, and other relevant documents filed by SunOpta with the Securities and Exchange Commission and Canadian securities regulatory authorities through the website maintained by the Securities and Exchange Commission at www.sec.gov or under its profile on SEDAR+ at www.sedarplus.ca, as applicable. Copies of documents filed with the Securities and Exchange Commission by SunOpta are also available free of charge from SunOpta's website at www.sunopta.com.

Participants in Solicitation

SunOpta and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SunOpta shareholders in connection with the Arrangement. Information regarding SunOpta's directors and executive officers is available in the Circular and Proxy Statement under "The Arrangement - Interests of SunOpta's Directors and Officers in the Arrangement." To the extent holdings of SunOpta's securities by its directors or executive officers change since the filing of the Circular and Proxy Statement, such changes will be reflected on Forms 4 filed with the Securities and Exchange Commission. Copies of the documents filed with the Securities and Exchange Commission by SunOpta are, or will be as applicable, available free of charge through the website maintained by the Securities and Exchange Commission at www.sec.gov and at SunOpta's website at www.sunopta.com.

SunOpta Contacts

Investor Relations:
Reed Anderson
ICR
646-277-1260
reed.anderson@icrinc.com

Media Relations:
Claudine Galloway
SunOpta
952-295-9579
press.inquiries@sunopta.com

Source: SunOpta Inc.